Exhibit 10.66

AMENDMENT NO. 6 TO

AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 6, dated as of June 3, 2014 (this “Amendment”), among Credit Suisse First Boston Mortgage Capital LLC (the “Buyer”), PennyMac Loan Services, LLC (the “Seller”) and Private National Mortgage Acceptance Company, LLC (the “Guarantor”).

RECITALS

The Buyer, the Seller and the Guarantor are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of May 3, 2013 (as amended by Amendment No. 1, dated as of September 5, 2013, Amendment No. 2, dated as of January 10, 2014, Amendment No. 3, dated as of March 13, 2014, Amendment No. 4, dated as of April 30, 2014, and Amendment No. 5, dated as of May 22, 2014, the “Existing Repurchase Agreement”; as further amended by this Amendment, the “Repurchase Agreement”) and the related Pricing Side Letter, dated as of May 3, 2013 (as amended from time to time, the “Pricing Side Letter”).  The Guarantor is party to that certain Guaranty (the “Guaranty”), dated as of August 14, 2009, as the same may be further amended from time to time, by the Guarantor in favor of Buyer.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Buyer, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.                  Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “GNMA Account” in its entirety and replacing it with the following:

“GNMA Account” means (a) the account designated as: Seller as agent, trustee, and/or bailee for Buyer and/or payments of various mortgagors and/or various owners of interest in loans — EBO P&I, Account No. 555230001, City National Bank, ABA # 122016066, (b) the account designated as: Seller as agent, trustee, and/or bailee for Buyer and/or payments of various mortgagors and/or various owners of interest in loans — FHA/VA Claims, Account No. 555230036, City National Bank, ABA # 122016066, or (c) such other account as designated in writing by Buyer, in each case, as contemplated by Section 14.ii hereof.

SECTION 2.                  GNMA Loans.  Section 14 of the Existing Repurchase Agreement is hereby amended by deleting clauses (ii)(A) and (B) in their entirety and replacing them with the following:

A.                                    With respect to all claims submitted to HUD on or prior to June 6, 2014, Seller shall remain, on the FHA Connect system, the mortgagee of record with respect to each GNMA Loan.  Upon receipt of any proceeds from HUD with respect to any Purchased Mortgage Loan that is a GNMA Loan, Seller shall remit such amounts within four (4) Business Days to the GNMA Account pursuant to the definition of “GNMA Account”.  To the extent HUD deducts any amounts owing by Seller to HUD, Seller shall deposit, within four (4) Business Days following notice or knowledge of such deduction by HUD, such deducted amounts into the applicable GNMA Account.  On each Price Differential Payment Date, Seller shall instruct Securities Intermediary to remit all amounts on deposit in any GNMA Account to the Securities Account for distribution in accordance with Section 7.b hereof.  On June 6, 2014, with respect to any Purchased Mortgage Loan, Seller shall transfer the mortgagee of record on the FHA Connect system to Buyer.

B.                                    With respect to each GNMA Loan, to the extent the FHA Connect system permits Buyer to designate a GNMA Account linked to Buyer as mortgagee of record, Seller shall cause Buyer to be designated as mortgagee of record on the FHA Connect system under mortgagee number 34522, and shall submit all claims to HUD under such applicable number for remittance of amounts to the GNMA Account pursuant to the definition of “GNMA Account”.  On each Price Differential Payment Date, Seller shall instruct Securities Intermediary to remit all amounts on deposit in any GNMA Account to the Securities Account for distribution in accordance with Section 7.b hereof.    From and after June 6, 2014, on each Purchase Date with respect to a Mortgage Loan, Seller shall transfer the mortgagee of record on the FHA Connect system to Buyer.

SECTION 3.                  Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

3.1                               Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)                                 this Amendment, executed and delivered by duly authorized officers of the Buyer, the Seller and the Guarantor;

(b)                                 Amendment No. 1 to Securities Account Control Agreement, dated as of the date hereof, executed and delivered by duly authorized officers of the Buyer, the Seller, the Servicer and the Securities Intermediary; and

(c)                                  such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 4.                  Representations and Warranties.  Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 5.                  Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 6.                  Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7.                  Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8.               GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 9.                  Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Buyer under the Repurchase Agreement and related Program Agreements, as amended hereby.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

Credit Suisse First Boston Mortgage Capital LLC, as Buyer

By:	/s/ Adam Loskove
	Name:	Adam Loskove
	Title:	Vice President

PennyMac Loan Services, LLC, as Seller

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Executive Vice President, Treasurer

Private National Mortgage Acceptance Company, LLC, as Guarantor

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Executive Vice President, Treasurer

Signature Page to Amendment No. 6 to Amended and Restated Master Repurchase Agreement